UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2026

Aura Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40971	32-0271970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Guest Street
Boston, Massachusetts	02135
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 500-8864

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	AURA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 30, 2026, Aura Biosciences, Inc. (the “Company”) and Matrix Capital Management Master Fund, LP (“Matrix”) entered into a stock purchase agreement (the “Repurchase Agreement”) pursuant to which the Company has agreed to repurchase, in a privately negotiated transaction, up to 6,922,870 shares of its common stock, which the Company believes represents all shares of its common stock held by Matrix as of the date of this Current Report on Form 8-K (this “Current Report”). Pursuant to the Repurchase Agreement, the Company expects to fund the repurchase using a portion of the net proceeds from the sale of its common stock in the underwritten equity offering that the Company separately announced on May 4, 2026 (the “Equity Offering”), after deducting underwriting discounts and commissions, that are in excess of $200 million, inclusive of any such net proceeds that the Company may receive in connection with the exercise, if any, of the underwriters’ option to purchase additional shares of the Company’s common stock in the Equity Offering. The Company will repurchase the shares from Matrix at a price per share equal to the price per share at which the underwriters will purchase shares from the Company in the Equity Offering (the “Stock Repurchase”), subject to certain conditions. Based on such price per share of the Equity Offering, which the Company separately announced on May 4, 2026 as $5.64, the Company expects to repurchase the 6,922,870 shares of the common stock held by Matrix. The shares being repurchased will become authorized but unissued shares. Prior to giving effect to the Equity Offering and the Stock Repurchase, Matrix held approximately 10.8% of our outstanding common stock based on the number of shares of common stock outstanding as of April 15, 2026.

The closing of the Stock Repurchase is expected to occur no earlier than two business days after the closing of the Equity Offering.

The Stock Repurchase is conditioned upon the closing of the Equity Offering and certain other conditions. We cannot provide any assurance that the Stock Repurchase will occur on the terms described herein, or at all. The description of, and other information in this Current Report regarding, the Stock Repurchase are included for informational purposes only. Nothing in this Current Report should be construed as an offer (i) to sell, or the solicitation of an offer to purchase, any of our common stock that we may repurchase, or (ii) to repurchase, or the solicitation of an offer to sell, any of our common stock.

The Repurchase Agreement and related arrangements and transactions were reviewed and approved by the audit committee (the “Audit Committee”) of the Company’s Board of Directors (the “Board”), which is charged with reviewing related party transactions, and is composed of three independent directors who are not affiliated with Matrix. Upon the recommendation by the Audit Committee, the Board also approved such transaction.

The foregoing descriptions of the Repurchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Repurchase Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2026.

Cautionary Note Regarding Forward Looking Statements

Statements contained under this Item 1.01 regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements about the completion of the Equity Offering, Matrix share ownership, the satisfaction of customary closing conditions related to the Equity Offering and Stock Repurchase and the planned use of the net proceeds from the Equity Offering to effect the Stock Repurchase.

Any forward-looking statements are neither promises nor guarantees, and investors should not place undue reliance on these forward-looking statements because they involve known and unknown risks, uncertainties, and other factors, many of which are beyond the Company’s control and which could cause actual results to differ materially from those expressed or implied by these forward-looking statements, including, without limitation, risks and uncertainties associated with the consummation of the Equity Offering and Stock Repurchase, the completion of the Equity Offering and Stock Repurchase on the anticipated terms or at all, the planned use of the net proceeds from the Equity Offering to effect the Stock Repurchase, uncertainties related to market conditions, the satisfaction of customary closing conditions related to the Equity Offering and Stock Repurchase, and general economic conditions. These risks, uncertainties, and other factors include those risks and uncertainties described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) and in subsequent filings made by the Company with the SEC, which are available on the SEC’s website at www.sec.gov. Except as required by law, the Company disclaims any intention or responsibility for updating or revising any forward-looking statements contained under this Item 1.01 in the event of new information, future developments or otherwise. These forward-looking statements are based on the Company’s current expectations and speak only as of the date hereof and no representations or warranties (express or implied) are made about the accuracy of any such forward-looking statements.

Item 2.02.	Results of Operations and Financial Condition.

The information contained in Item 8.01 of this Current Report, to the extent required, is incorporated into this Item 2.02 by reference and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

The Company is providing the following information about its preliminary cash, cash equivalents and marketable securities as of March 31, 2026.

Based upon preliminary estimates and currently available information, the Company estimates that its cash, cash equivalents and marketable securities were approximately $114.7 million as of March 31, 2026. This amount has not been audited, reviewed, or compiled by the Company’s independent registered public accounting firm. The Company’s actual cash, cash equivalents and marketable securities as of March 31, 2026 may differ from these amounts after the Company completes its accounting procedures for the quarter ended March 31, 2026.

The information in Item 8.01 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section. Nor shall such document be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in the filing, unless specifically stated so therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aura Biosciences, Inc.

Date: May 4, 2026	By:	/s/ Anthony Gibney
Anthony Gibney
Chief Financial and Business Officer
(Principal Financial Officer)